                                                                   Exhibit 10.71


                         SBA COMMUNICATIONS CORPORATION

                                CREDIT AGREEMENT

                                Amendment No. 2
                                ---------------

     This Agreement, dated as of February 27, 1998 (this "Agreement"), is among
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SBA Communications Corporation, a Florida corporation, its subsidiaries set forth on the signature pages hereof and BankBoston, N.A., as Agent for itself and the other Lenders under the Credit Agreement (as defined below). The parties agree as follows:

     1.  Credit Agreement; Definitions.  This Agreement amends the Credit
         -----------------------------
Agreement dated as of August 8, 1997 among the parties hereto and the Lenders (as in effect prior to giving effect to this Agreement, the "Credit Agreement").
                                                             ----------------
Terms defined in the Credit Agreement as amended hereby (the "Amended Credit
                                                              --------------
Agreement") and not otherwise defined herein are used with the meaning so
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defined.

     2.  Amendment of Credit Agreement.  Effective upon the date hereof, the
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Credit Agreement is amended by adding at the end of Section 6.6 thereof new
Section 6.6.16 to read in its entirety as follows:

     "6.6.16. The Company's $150,000,000 12% Senior Discount Notes due 2008 so long as (a) contemporaneously with the issuance thereof the proceeds are applied to repay the Loan in full (except that at least $1,000 of the Loan shall remain outstanding) and (b) thereafter no additional portion of the Loan shall be outstanding."

     3.   Waiver of Sections 6.5.1 and 6.5.2.  The Lenders waive compliance
          ----------------------------------
with Sections 6.5.1 and 6.5.2 of the Credit Agreement for periods through March 31, 1998 to the extent noncompliance results from the issuance of the Senior Discount Notes permitted by Section 6.6.16 of the Amended Credit Agreement.

     4.  Special Covenant Regarding Restatement.  The parties hereto agree to
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negotiate in good faith to amend and restate the Credit Agreement prior to March
31, 1998 on substantially the terms set forth in the SBA Telecommunications $75,000,000 Secured Credit Facility Discussion Term Sheet dated February 6, 1998 from BankBoston to the Company.

     5.  Representation and Warranty.  In order to induce the Agent to enter
         ---------------------------
into this Agreement, each of the Borrower and the Guarantors jointly and severally represents and warrants that, after giving effect to this Agreement, no Default exists.

     6.  General.    The Amended Credit Agreement and all of the Credit
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Documents are each confirmed as being in full force and effect.  This Agreement, the Amended Credit
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Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.


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     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.

SBA COMMUNICATIONS CORPORATION


                                By /s/ Jeffrey A. Stoops
                                  ----------------------------------------------
                                    Title:


                                COMMUNICATION SITE SERVICES, INC.
                                SBA COMMUNICATIONS INTERNATIONAL, INC.
                                SBA, INC.
                                SBA LEASING, INC.
                                SBA SUBSIDIARY HOLDINGS, INC.
                                SBA TOWERS, INC.


                                By /s/ Jeffrey A. Stoops
                                  ----------------------------------------------
                                      As Senior Vice President or Vice President
                                      of each of the foregoing corporations


                                BANKBOSTON, N.A.,
                                 as Agent under the Credit Agreement


                                By /s/ Reginald T. Dawson
                                  ----------------------------------------------
                                  Title:

                                      -3-
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                                The foregoing amendment is approved by the
                                Lenders signing below:

                                BANQUE PARIBAS


                                By /s/ Salo Aisenberg
                                  ----------------------------------------------
                                    Title:

                                FIRST UNION NATIONAL BANK


                                By /s/ Bruce W. Loftin
                                  ----------------------------------------------
                                    Title:

                                FLEET NATIONAL BANK


                                By /s/ Vincent J. Rivers
                                  ----------------------------------------------
                                    Title:

                                LEHMAN COMMERCIAL PAPER INC.


                                By /s/ Michele Swanson
                                  ----------------------------------------------
                                    Title:

                                SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                By
                                  ----------------------------------------------
                                    Title:

                                      -4-